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                                                                   EXHIBIT 10.20

     On a motion by Alderman Guillory, and seconded by Alderman Pefferkorn, the following resolution was offered for adoption:

                           RESOLUTION NO. 13 OF 1998

                    A RESOLUTION OF CONSENT OF THE CITY OF
                  OPELOUSAS TO THE TRANSFER AND ASSIGNMENT OF
                   THE CABLE TELEVISION FRANCHISE AND LICENSE
                       AGREEMENT (FOR POLE ATTACHMENTS)

     WHEREAS, Cablevision Industries of Louisiana Partnership (Franchise) has requested the consent of the City of Opelousas to the transfer and assignment of the cable television franchise and license agreement (for pole attachments) from the Franchise to Renaissance Media LLC;

     NOW, THEREFORE, BE IT RESOLVED that the City of Opelousas does hereby consent to the transfer and assignment of the franchise and license agreement (for pole attachments) from the Franchisee to Renaissance Media LLC, provided, however, that such transfer and assignment occur not later than July 1, 1998.

     BE IT FURTHER RESOLVED that the City of Opelousas does hereby consent to the pledge of the stock of Renaissance Media LLC in connection with the financing of the cable system serving the City of Opelousas provided, however, that;

     a) voting rights will remain with Renaissance Media LLC, even if it defaults on the obligation;

     b) either a public or private sale of the stock will be held in the event of default; and

     c) if required by federal, state or local law or the franchise agreement, the prior consent of the City will be obtained before a purchase of stock in such a sale exercise any ownership rights.

And, provided further that Renaissance Media LLC will provide the City with a copy of any loan documents as they relate to the financing of the franchise.

     The resolution having been submitted to a vote was adopted as follows on the 24th day of March 1998:

     YEAS:    Alderman Guillory, Butler, Pefferkorn and McKinney.

     NAYS:    None.

     ABSENT:  Alderman Payne and Charles.


                                       [SIGNATURE APPEARS HERE]
                                       ------------------------
                                                 MAYOR


ATTEST:

[SIGNATURE APPEARS HERE]
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       CITY CLERK

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                                  CERTIFICATE
                                  -----------

     L. FRANCES CARRON, Clerk for the City of Opelousas, State of Louisiana, do hereby certify that the above resolution was adopted by the Board of Aldermen at a special meeting on March 24, 1998.


                                       /s/ Frances Carron
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                                             CLERK